ACCOUNTS AND NOTES RECEIVABLE (Details) - USD ($) $ in Millions		Dec. 31, 2020	Dec. 31, 2019
Accounts, Notes, Loans and Financing Receivable [Line Items]
Accounts Receivable - trade	[1]	$ 1,850	$ 2,047
Notes receivable - trade		61	51
Other Receivables	[2]	510	653
Accounts and notes receivables - net		2,421	2,751
Accounts and Notes Receivables - trade, allowance		$ 32	$ 2

[1]	Accounts receivable – trade is net of allowances of $32 million at December 31, 2020 and $2 million at December 31, 2019. Allowances are equal to the estimated uncollectible amounts and current expected credit loss. That estimate is based on historical collection experience, current economic and market conditions, and review of the current status of customers' accounts.
[2]	Other includes receivables in relation to value added tax, fair value of derivative instruments, indemnification assets, and general sales tax and other taxes. No individual group represents more than ten percent of total receivables.